EXHIBIT 2.3




                               SECOND AMENDMENT TO
                            STOCK PURCHASE AGREEMENT



         This SECOND AMENDMENT TO STOCK PURCHASE AGREEMENT (this "Amendment") is made and entered into as of July 22, 1998 by and among AMERICAN ALLSAFE COMPANY, a Delaware corporation (the "Buyer"), the selling stockholders party hereto (the "Seller") and KEDMAN COMPANY, a Utah corporation ("Kedman"). This Amendment amends that certain Stock Purchase Agreement dated as of June 5, 1998 by and among the Buyer, the Seller and Kedman, as amended by the First Amendment to Stock Purchase Agreement dated as of June 18, 1998 by and among the Buyer, the Seller and Kedman (as amended, the "Stock Purchase Agreement").


                                   WITNESSETH:


         WHEREAS, the parties hereto desire to amend the Stock Purchase Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:


                                    AGREEMENT

         SECTION 1. Section 4.2 of the Stock Purchase Agreement is hereby amended by deleting the first sentence thereof and substituting the following therefor: "The entire authorized capital stock of Kedman consists of 150,000 shares of common stock, $1 par value, of which 53,799 shares are issued and outstanding."

         SECTION 2. Section 4.20 of the Stock Purchase Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

         SECTION 4.20. Litigation. Schedule 4.20 sets forth each instance in which any of the Companies (i) is subject to any outstanding injunction, judgment, order, decree, ruling or charge; or (ii) is a party or, to the
Knowledge of Sellers, is threatened to be made a party to any action, suit, proceeding, hearing or investigation of, in or before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction or before any arbitrator. The Companies and the Sellers hereby warrant, but make no representations to the Buyer, that none of the actions, suits, proceedings, hearings and investigations set forth in Schedule 4.20 will result in a Material Adverse Effect. To the Knowledge of the Sellers, neither the Sellers nor any of the Companies have any Liability with respect to any claims or threatened claims by third

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parties  relating to any sale or proposed sale of any of the Companies  (whether structured as a sale of stock, a sale of assets, a merger or otherwise) or any division of any of the Companies. Neither the Sellers nor any of the Companies are a party to any litigation relating to such claims and, to the knowledge of the Sellers, no such litigation is threatened.

         SECTION 3. Section 7.5(e) of the Stock Purchase Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

         (e) Kedman shall have delivered to the Buyer a balance sheet of Kedman and an income statement and monthly statement of assets of Tripoli, all as of June 30, 1998 (the "Preliminary Closing Balance Sheet") together with a certificate of the Chief Financial Officer of Kedman stating that the
Preliminary Closing Balance Sheet was prepared so as to present fairly in all material respects the financial position of the Companies as of June 30, 1998 on a basis consistent with the Financial Statements.

         SECTION 4. Article VIII-A is hereby added to the Stock Purchase Agreement as follows:

                                 ARTICLE VIII-A

                          ADJUSTMENTS TO PURCHASE PRICE


         SECTION 8A.1. Closing Adjustment. The parties hereto agree that the Purchase Price payable to the Sellers by the Buyer shall be increased by the amount of $632,561, such amount being the Adjustment Amount referenced in
Section 7.5.

         SECTION 5. Section 9.1 (a) of the Stock Purchase Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

         (a) Subject to the limitations set forth in this Article IX, all of the terms and conditions of this Agreement, together with the warranties, representations, agreements and covenants contained herein or in any instrument or document delivered or to be delivered pursuant to this Agreement, shall survive the execution of this Agreement and the Closing Date. Unless otherwise expressly stated in this Agreement, the agreements and covenants set forth in this Agreement shall survive and continue only until the obligations set forth therein shall have been performed and satisfied. Notwithstanding the foregoing, the warranty of the Sellers, without representation, set forth in Section 4.20, only where made with respect to Schedule 4.20 and the suit Ramkellawan v. Snap-On Tools (the "Ramkellawan Suit") shall survive and continue for, and all indemnification claims pertaining solely with respect thereto shall be made prior to the end of, three (3) years after the Closing Date (the "Ramkellawan Indemnification Period"). Notwithstanding the foregoing, all of the other representations and warranties of the Sellers, the Companies and the Buyer, and the related agreements of the Sellers and the Buyer to indemnify each other as set forth in this Article IX that do not pertain to the Ramkellawan Suit,

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shall  survive and  continue  for, and all  indemnification  claims with respect thereto  shall be made prior to the end of 18 months after the Closing Date (the
"Indemnification   Period"),  except  the  specific  indemnities  for  which  an indemnification claim shall be pending 18 months after the Closing Date shall survive until the final disposition thereof, and any claim based solely on the Ramkellawan Suit shall survive for three years after the Closing Date.

         SECTION 6. Section 9.2A shall be added to the Stock Purchase Agreement as follows:

         SECTION 9.2A. Indemnification of the Ramkellawan Suit. Subject to the provisions of this Article IX and provided the Buyer makes a written claim to the Sellers for expenses incurred or committed by the Buyer in excess of $100,000 in connection with the Ramkellawan Suit prior to the expiration of the Ramkellawan Indemnification Period, the Sellers, jointly and severally, shall indemnify the Buyer Indemnified Parties for (i) all amounts actually paid by Kedman in satisfaction of judgments of any nature entered against Kedman by a court in connection with the Ramkellawan Suit, (ii) all settlement amounts paid pursuant to a settlement of the Ramkellawan Suit approved in writing by the Sellers or (iii) reasonable legal fees and costs incurred in defense of claims based upon the Ramkellawan Suit solely by reason of the insurance carrier refusing to defend such claims, in each case both through and after the date of the claim for indemnification and as a result of the Ramkellawan Suit having a Material Adverse Effect.

         SECTION 7. Section 9.2B shall be added to the Stock Purchase Agreement as follows:

         SECTION 9.2B. Obligation to Provide Information. The Buyer hereby agrees that the Buyer will keep the Sellers informed of all material developments and negotiations that take place with respect to the Ramkellawan Suit and Buyer will promptly provide copies of all pleadings and correspondence regarding the Ramkellawan Suit and any insurance claims pertaining thereto to the Sellers. The Buyer further agrees that the Buyer will obtain the written consent of the Sellers prior to entering into any settlement agreement with respect to the Ramkellawan Suit not fully covered by insurance. The Sellers will not be liable for any claim for indemnification made by the Buyer Indemnified Parties upon the Sellers with respect to any settlement amounts in connection with the Ramkellawan Suit not covered by insurance proceeds unless the Sellers have, in their sole discretion, agreed in writing to the terms of such settlement amounts.

         SECTION 8. The Schedules attached hereto shall replace any prior Schedules to the Stock Purchase Agreement delivered prior to the date hereof and shall become the most recent Schedules to the Stock Purchase Agreement as of the date hereof.

         SECTION 9. Except as expressly modified by this Amendment. the Stock Purchase Agreement shall remain in full force and effect without any other change or modification.



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


     `                                     AMERICAN ALLSAFE COMPANY


                                            By:_____________________________
                                                     Christopher T. Paule
                                                     Vice President


                                            KEDMAN COMPANY


                                            By:_____________________________
                                                     Name:  G.M. Edwards
                                                     Title: President


                                            SELLERS


                                            _____________________________
                                            G. Michael Edwards


                                            _____________________________
                                            Robert F. Edwards


                                            _____________________________
                                            David B. Edwards


                                            G.M.E. ASSOCIATES, LTD.


                                            By:_____________________________
                                                     G. Michael Edwards
                                                     General Partner



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                                           JACKSON PRODUCTS, INC.
                                           Solely for purposes of
                                           Section 12.15 of the
                                           Stock Purchase Agreement

                                            By:_____________________________
                                                    Christopher T. Paule
                                                    Vice President



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